June 6, 2025

BNY MELLON INVESTMENT FUNDS III

BNY Mellon Global Equity Income Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the third paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by NIM and NIMNA. The team members primarily responsible for managing the fund's portfolio are Jon Bell and Robert Hay. Messrs. Bell and Hay have each been a primary portfolio manager of the fund since March 2020. Messrs. Bell and Hay are investment managers for NIM's Global Equity Income strategy.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

The fund is managed by a team of portfolio managers employed by NIM and NIMNA. The team members primarily responsible for managing the fund's portfolio are Jon Bell and Robert Hay. Messrs. Bell and Hay have each been a primary portfolio manager of the fund since March 2020. Mr. Bell is an investment manager for the Global Equity Income strategy at NIM, which he joined in 1995. Mr. Hay is an investment manager for the Global Equity Income strategy at NIM, which he joined in 2000.

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